UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET INCOME FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 94.9%
CONSUMER DISCRETIONARY — 7.8%
Automobiles — 1.2%
Escrow GCB General Motors	—	—	$2,710,000	$0	*(a)(b)(c)
Ford Motor Co., Senior Notes	4.750%	1/15/43	330,000	307,132
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	673,099
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	517,671
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	220,000	227,469
Total Automobiles				1,725,371
Household Durables — 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	10,000	10,265
Internet & Catalog Retail — 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	400,000	423,712
Media — 5.1%
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,194,772
Comcast Corp., Notes	6.450%	3/15/37	220,000	279,076
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	212,739
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	270,000	280,800	(d)
News America Inc., Senior Notes	6.550%	3/15/33	545,000	643,194
News America Inc., Senior Notes	7.750%	12/1/45	130,000	178,420
TCI Communications Inc.	8.750%	8/1/15	160,000	188,963
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	687,706
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	732,651
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	810,836
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	150,687
UBM PLC, Notes	5.750%	11/3/20	640,000	677,862	(d)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	907,283
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	197,607
Total Media				7,142,596
Multiline Retail — 0.5%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	424,288
Target Corp., Senior Notes	4.000%	7/1/42	270,000	262,717
Total Multiline Retail				687,005
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	161,600
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	834,477
Total Specialty Retail				996,077
TOTAL CONSUMER DISCRETIONARY				10,985,026
CONSUMER STAPLES — 3.9%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	313,583
Heineken NV, Senior Notes	4.000%	10/1/42	140,000	132,793	(d)
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	530,000	629,825	(d)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	746,083	(d)
Total Beverages				1,822,284
Food & Staples Retailing — 0.3%
Safeway Inc., Senior Notes	6.350%	8/15/17	370,000	431,821
Safeway Inc., Senior Notes	4.750%	12/1/21	40,000	43,059
Total Food & Staples Retailing				474,880
Food Products — 0.2%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	214,443
Tobacco — 2.1%
Altria Group Inc., Senior Notes	9.700%	11/10/18	160,000	222,667
Altria Group Inc., Senior Notes	9.250%	8/6/19	40,000	55,755
Altria Group Inc., Senior Notes	4.750%	5/5/21	70,000	79,227

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco — continued
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	$300,000	$381,670
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	351,602
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	379,122
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	520,590
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	267,252
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	702,099
Total Tobacco				2,959,984
TOTAL CONSUMER STAPLES				5,471,591
ENERGY — 14.2%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	485,528
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	278,990
Total Energy Equipment & Services				764,518
Oil, Gas & Consumable Fuels — 13.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	616,249
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	41,776
Apache Corp.	6.900%	9/15/18	100,000	125,740
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	228,205
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	86,062
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	99,130
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	234,650
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,083,152
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	387,856
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	349,655
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	515,323
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,223,166
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	163,714
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	229,157
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	420,000	427,721
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	376,254
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	647,643
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,522,095
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	335,391
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,352,873
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	352,904	(d)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	465,610
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	100,000	100,900	(d)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	3,155,412
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	986,960
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	780,000	881,629
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	187,928
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	345,279
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	352,810
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	445,607
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	57,695
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	46,099
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	821,253
Total Oil, Gas & Consumable Fuels				19,245,898
TOTAL ENERGY				20,010,416
FINANCIALS — 39.0%
Capital Markets — 6.4%
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	578,242
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	880,000	740,300	(e)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	42,162
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	307,611
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	577,865

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	$570,000	$677,362
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	717,177
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	352,108
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,116,179
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	360,432
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	740,000	986,259
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	119,540
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	906,437
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	115,166
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	108,131
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	545,290
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	379,937
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	310,000	336,974
Total Capital Markets				8,967,172
Commercial Banks — 11.5%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	321,449	(d)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	320,000	315,600
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	340,000	342,057
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,150,000	1,179,294
BNP Paribas SA, Senior Notes	3.250%	3/3/23	410,000	398,481
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	384,337	(d)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	644,730
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	470,000	473,215
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	612,500	(d)(e)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,360,125	(e)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,239,120	(d)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	610,000	589,839
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,100,000	1,176,188	(d)(f)
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	550,000	574,545	(d)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	552,050	(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	708,000	946,950	(d)(e)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,140,000	1,185,600	(e)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	597,400
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	176,215
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	740,000	765,381
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	480,000	540,289
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	260,000	258,944	(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/24/13	1,190,000	1,194,165	(e)(f)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	210,000	211,411
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	160,000	160,713
Total Commercial Banks				16,200,598
Consumer Finance — 3.5%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,616,918
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	240,446
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	398,675	(e)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	277,872
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,538,337
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	927,525
Total Consumer Finance				4,999,773
Diversified Financial Services — 11.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	80,618
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	88,919

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services — continued
Bank of America Corp., Senior Notes	5.625%	7/1/20	$30,000	$35,009
Bank of America Corp., Senior Notes	3.300%	1/11/23	440,000	433,866
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	380,170
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	100,000	110,817
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	98,000	99,308
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	1,000,000	1,037,500	(e)(f)
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	664,436
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	288,116
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	227,394
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,705,277
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	659,620
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	286,834
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	940,000	971,042
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	628,939
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	658,520	(e)(f)
General Electric Capital Corp., Notes	5.300%	2/11/21	530,000	607,579
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	635,741
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	280,000	366,865
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	700,000	742,000	(e)
ILFC E-Capital Trust I	4.680%	12/21/65	470,000	411,250	(d)(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	744,575	(d)(e)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	223,488
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	565,175
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	142,350
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	232,750
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	822,500	(d)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	844,911
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	361,373
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,551,600	(d)(e)
Total Diversified Financial Services				16,608,542
Insurance — 5.6%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	525,600	(e)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	88,608
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	111,460
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	256,456
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	209,460
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	193,800	(d)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	1,470,000	1,418,550	(e)(f)
ING US Inc., Senior Notes	2.900%	2/15/18	230,000	233,288	(d)
ING US Inc., Senior Notes	5.500%	7/15/22	810,000	896,178	(d)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	70,000	81,550	(d)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	624,020	(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,210,000	1,323,438
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	417,772	(e)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	322,635	(d)
Sompo Japan Insurance Inc., Junior Subordinated Notes	5.325%	3/28/73	400,000	399,000	(d)(e)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	533,753	(d)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	249,447
Total Insurance				7,885,015
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	142,530

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	$160,000	$171,100
TOTAL FINANCIALS				54,974,730
HEALTH CARE — 3.3%
Biotechnology — 0.8%
Amgen Inc., Senior Notes	5.150%	11/15/41	580,000	622,354
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	220,000	247,638
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	240,000	291,251
Total Biotechnology				1,161,243
Health Care Providers & Services — 2.0%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	296,408
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	30,227
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	67,356
Humana Inc.	8.150%	6/15/38	190,000	266,495
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	253,832
Humana Inc., Senior Notes	4.625%	12/1/42	210,000	201,007
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000	337,500
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	560,000	548,800	(d)
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	36,856
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	110,000	103,594
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	350,000	344,151
WellPoint Inc., Notes	5.875%	6/15/17	290,000	341,384
Total Health Care Providers & Services				2,827,610
Health Care Technology — 0.2%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	250,000	266,875
Pharmaceuticals — 0.3%
AbbVie Inc., Senior Notes	4.400%	11/6/42	270,000	272,226	(d)
Zoetis Inc., Senior Notes	3.250%	2/1/23	20,000	20,282	(d)
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	163,331	(d)
Total Pharmaceuticals				455,839
TOTAL HEALTH CARE				4,711,567
INDUSTRIALS — 6.7%
Aerospace & Defense — 1.3%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	827,812
Exelis Inc., Senior Notes	4.250%	10/1/16	470,000	504,631
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	552,946
Total Aerospace & Defense				1,885,389
Airlines — 1.6%
American Airlines, Pass-Through Trust, Senior Secured Notes	4.000%	7/15/25	330,000	335,569	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	98,238	108,189
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	237,754	274,606
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	103,946	120,577
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	181,277	203,030
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	118,762	131,232
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	170,000	178,500
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	140,700
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	192,848	225,149
United Airlines Inc., Senior Secured Notes	7.256%	3/15/20	157,448	170,044

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines — continued
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	$360,000	$402,300
Total Airlines				2,289,896
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	154,331
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	385,754
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	346,249
Total Commercial Services & Supplies				886,334
Electrical Equipment — 0.8%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,070,000	1,043,253	(d)
Industrial Conglomerates — 1.2%
General Electric Co., Senior Notes	4.125%	10/9/42	1,070,000	1,072,723
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	249,466
United Technologies Corp., Senior Notes	4.500%	6/1/42	340,000	362,395
Total Industrial Conglomerates				1,684,584
Machinery — 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	935,457
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	289,000	289,723
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	350,000	348,289
TOTAL INDUSTRIALS				9,362,925
INFORMATION TECHNOLOGY — 1.8%
Computers & Peripherals — 0.9%
Dell Inc., Senior Notes	3.100%	4/1/16	1,010,000	1,017,081
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	321,440
Total Computers & Peripherals				1,338,521
IT Services — 0.6%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	490,579
Mantech International Corp., Senior Notes	7.250%	4/15/18	320,000	339,200
Total IT Services				829,779
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	133,475
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	210,000	216,825	(d)
TOTAL INFORMATION TECHNOLOGY				2,518,600
MATERIALS — 7.1%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,063,290
Dow Chemical Co., Senior Notes	4.375%	11/15/42	170,000	163,043
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	160,931
Total Chemicals				1,387,264
Containers & Packaging — 0.9%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	470,000	510,234
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	150,000	153,338
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	497,606
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	80,000	80,903
Total Containers & Packaging				1,242,081
Metals & Mining — 5.0%
ArcelorMittal, Senior Notes	4.250%	2/25/15	340,000	351,475
ArcelorMittal, Senior Notes	4.250%	8/5/15	340,000	353,379
ArcelorMittal, Senior Notes	5.000%	2/25/17	10,000	10,465

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining — continued
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	$560,000	$561,660
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	110,000	110,443
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	480,000	512,073
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	340,000	338,752
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	140,000	137,961
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	740,000	775,150	(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	120,000	118,595	(d)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	909,238
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	170,316
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	445,030
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	151,200	(d)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,303,963
Xstrata Finance Canada Ltd., Senior Notes	4.000%	10/25/22	260,000	261,867	(d)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	508,676	(d)
Total Metals & Mining				7,020,243
Paper & Forest Products — 0.2%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	340,391
TOTAL MATERIALS				9,989,979
TELECOMMUNICATION SERVICES — 6.5%
Diversified Telecommunication Services — 5.1%
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,519,409
AT&T Inc., Senior Notes	5.550%	8/15/41	500,000	551,131
AT&T Inc., Senior Notes	4.300%	12/15/42	14,000	13,044	(d)
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	511,506
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	180,672
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	261,928
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	350,000	345,625	(d)(e)
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	993,982
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	20,000	19,930
Telecom Italia Capital SpA, Senior Notes	7.721%	6/4/38	390,000	405,966
Telefonica Chile SA, Senior Notes	3.875%	10/12/22	200,000	196,340	(d)
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	238,028
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	230,000	253,023
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	120,000	128,820
Verizon Communications Inc., Senior Notes	5.850%	9/15/35	570,000	654,250
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	1,090,000	942,731
Total Diversified Telecommunication Services				7,216,385
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	989,415
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	315,399
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	362,175
Telefonica Europe BV	8.250%	9/15/30	230,000	272,165
Total Wireless Telecommunication Services				1,939,154
TOTAL TELECOMMUNICATION SERVICES				9,155,539
UTILITIES — 4.6%
Electric Utilities — 3.1%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	523,064
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	190,000	188,754	(d)(e)(f)
Enersis SA, Notes	7.400%	12/1/16	452,000	527,193
FirstEnergy Corp., Notes	7.375%	11/15/31	320,000	374,874
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	350,000	353,983
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	470,000	507,600
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	175,127
PNPP II Funding Corp.	9.120%	5/30/16	978,000	1,016,206

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities — continued
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	$390,000	$655,661
Total Electric Utilities				4,322,462
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	198,141	(d)
Multi-Utilities — 1.4%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,292,238
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	340,224
DTE Energy Co.	6.350%	6/1/16	260,000	301,460
Total Multi-Utilities				1,933,922
TOTAL UTILITIES				6,454,525
TOTAL CORPORATE BONDS & NOTES (Cost — $119,680,842)				133,634,898
ASSET-BACKED SECURITIES — 0.2%
SLM Student Loan Trust, 2011-A A3 (Cost — $330,000)	2.703%	1/15/43	330,000	348,325	(d)(e)
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.146%	9/25/37	175,897	174,044	(e)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.104%	9/25/37	172,765	176,674	(e)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $345,685)				350,718
MUNICIPAL BONDS — 0.2%
California — 0.1%
University of California Revenue	4.062%	5/15/33	150,000	150,364
Pennsylvania — 0.1%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	90,000	89,131
TOTAL MUNICIPAL BONDS (Cost — $239,401)				239,495
SOVEREIGN BONDS — 0.9%
Canada — 0.7%
Quebec Province	7.970%	7/22/36	650,000	992,161
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	31,125
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	208,360	(d)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	41,850	51,842	(d)
Total Russia				260,202
TOTAL SOVEREIGN BONDS (Cost — $1,013,798)				1,283,488
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost - $243,265)	2.000%	2/15/23	240,000	243,037

			SHARES
PREFERRED STOCKS — 1.6%
FINANCIALS — 1.6%
Consumer Finance — 1.2%
GMAC Capital Trust I	8.125%		63,250	1,720,400	(e)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		15,253	436,083	(e)

See Notes to Schedule of Investments.

WESTERN ASSET INCOME FUND

Schedule of investments (unaudited) (cont’d)

March 31, 2013

SECURITY	RATE	SHARES	VALUE
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA)	8.250%	11,700	$38,025	*(b)(e)
TOTAL PREFERRED STOCKS (Cost — $2,195,589)			2,194,508
TOTAL INVESTMENTS — 98.2% (Cost — $124,048,580#)			138,294,469
Other Assets in Excess of Liabilities — 1.8%			2,526,994
TOTAL NET ASSETS — 100.0%			$140,821,463

*	Non-income producing security.
(a)	Value is less than $1.
(b)	Illiquid security.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	AGM	- Assured Guaranty Municipal Corp.
	REIT	- Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$133,634,898	0	*	$133,634,898
Asset-backed securities	—	348,325	—		348,325
Collateralized mortgage obligations	—	350,718	—		350,718
Municipal bonds	—	239,495	—		239,495
Sovereign bonds	—	1,283,488	—		1,283,488
U.S. government & agency obligations	—	243,037	—		243,037
Preferred stocks	$2,194,508	—	—		2,194,508
Total investments	$2,194,508	$136,099,961	0	*	$138,294,469
Other financial instruments:
Futures contracts	$15,580	—	—		$15,580
Total	$2,210,088	$136,099,961	0	*	$138,310,049

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$189,161	—	—	$189,161

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchae agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

Notes to schedule of investments (unaudited) (continued)

However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,963,633
Gross unrealized depreciation	(717,744)
Net unrealized appreciation	$14,245,889

At March 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 2-Year Notes	2	6/13	$440,944	$440,906	$(38)
U.S. Treasury 5-Year Notes	122	6/13	15,119,092	15,134,672	15,580
U.S. Treasury Ultra Long-Term Bonds	3	6/13	475,838	472,781	(3,057)
					12,485
Contracts to Sell:
U.S. Treasury 10-Year Notes	4	6/13	524,854	527,938	(3,084)
U.S. Treasury 30-Year Bonds	127	6/13	18,164,548	18,347,530	(182,982)
					(186,066)
Net unrealized loss on open futures contracts					$(173,581)

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$15,580	$(189,161)	$(173,581)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,988,564
Futures contracts (to sell)	19,432,855

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Date: May 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: May 24, 2013